SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2011

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

(301) 986-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2011, Saul Centers, Inc., a Maryland corporation (the “Company”), furnished a Form 8-K (the “8-K”) for the purpose of providing, under Items 2.02 and 9.01, the Company’s results of operations and financial condition and a press release reporting such financial results for the quarter ended March 31, 2011.

This Form 8-K/A is being furnished to amend the press release attachment provided as an exhibit to the 8-K to bring it into conformity with the press release issued by the Company. In addition to the Company’s results of operations for the quarter ended March 31, 2011 (which are unchanged), the condensed consolidated statement of operations on the filed exhibit inadvertently included additional columns of extraneous information not presented in the press release. In accordance with the applicable rules of the Securities and Exchange Commission (the “SEC”), the Company is refurnishing Items 2.02 and 9.01 and Exhibit 99.1 in their entirety.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated April 28, 2011, of Saul Centers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: April 28, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 28, 2011, of Saul Centers, Inc.